UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2005
CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121505 (Commission File Number)	59-3790472 (IRS Employer Identification No.)

1111 Louisiana, Suite 4655B Houston, Texas (Address of principal executive offices)		77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-5222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     CenterPoint Energy Transition Bond Company II, LLC registered $1.857 billion of aggregate principal amount of transition bonds under the Securities Act of 1933 by a registration statement on Form S-3 (registration file no. 333-121505) (the “Registration Statement”). The Securities and Exchange Commission (the “Commission”) declared the Registration Statement effective in September 2005. The transition bonds will be offered pursuant to a prospectus and related prospectus supplement filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended. A preliminary term sheet relating to the transition bonds may be provided to prospective investors in connection with a proposed offering of transition bonds pursuant to the Registration Statement. The information contained in any such preliminary term sheet is preliminary and subject to change. A revised preliminary term sheet is filed as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibit.
     99.1 Preliminary Term Sheet relating to the transition bonds dated December 5, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 6, 2005

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
/s/ Marc Kilbride
Marc Kilbride
Sole Manager

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Preliminary Term Sheet relating to the transition bonds dated December 5, 2005.